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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Soliciting Material Pursuant to §240.14a-12
Sun Microsystems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sun Microsystems, Inc. 901 San Antonio Road, Palo Alto, CA 94303-4900 650-960-1300
SUN MICROSYSTEMS, INC.
October 2, 2001
Dear Stockholder:

Our 2001 Annual Meeting of Stockholders will be held on November 7, 2001 in the Auditorium of our Santa Clara campus, 4030 George Sellon Circle, Santa Clara, California. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2001 Annual Meeting of Stockholders and in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone or by returning your proxy card. The proxy statement explains more about proxy voting. Please read it carefully.
Similar to our past annual meetings, in addition to considering matters described in the proxy statement, we will review major business developments since our last stockholders' meeting.
Thank you for your continued support of our company.

Sincerely,

Scott G. McNealy Chairman of the Board of Directors and Chief Executive Officer

SUN MICROSYSTEMS, INC.

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

Date:	Wednesday, November 7, 2001
Time:	10:00 a.m. (registration will begin at 9:00 a.m.)
Place:	Auditorium Sun Microsystems, Inc. Santa Clara campus 4030 George Sellon Circle Santa Clara, California
At the meeting you will vote to:
• Elect eight (8) directors;
• Approve an increase in the number of shares reserved for issuance under our 1990 Long-Term Equity Incentive Plan;
• Approve our Section 162(m) Executive Officer Performance-Based Bonus Plan;
• Consider a stockholder proposal; and
• Consider any other matters that may properly be brought before the meeting.

By order of the Board of Directors,
Michael H. Morris Senior Vice President, General Counsel and Secretary
Palo Alto, California October 2, 2001

Please vote by telephone or by using the Internet as instructed in the proxy card, or complete, sign and date the proxy card as promptly as possible and return it in the enclosed envelope.

PROXY STATEMENT

Information concerning solicitation and voting

Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include the proxy statement, proxy card, the 2001 annual report to stockholders and the annual report on Form 10-K for fiscal year 2001, were mailed to stockholders beginning October 2, 2001. Sun's principal executive offices are located at 901 San Antonio Road, Palo Alto, California 94303. Sun's main telephone number is (650) 960-1300.

General information about the meeting

Who may vote

  You may vote your Sun common stock if our records show that you owned your shares on September 12, 2001. At the close of business on that date, 3,239,365,851 shares of Sun common stock were outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented, except for the election of the directors (read "Vote required" at the end of "Proposal 1, Election of Directors" below for further explanation).

Voting your proxy

  Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed. If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. See "Vote required" following each proposal for further information.

Votes needed to hold the meeting

  The annual meeting will be held if a majority of Sun's outstanding shares entitled to vote is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:
  –are present and vote in person at the meeting; or
  –have properly submitted a proxy card or voted by telephone or by using the Internet.

Matters to be voted on at the meeting

  There are four proposals that will be presented for your consideration at the meeting:

  •
  Election of the Board of Directors;

  •
  Approval of an increase in the shares reserved for issuance under our 1990 Long-Term Equity Incentive Plan;

  •
  Approval of our Section 162(m) Executive Officer Performance-Based Bonus Plan; and

  •
  A stockholder proposal entitled "US Business Principles for Human Rights of Workers in China."

Cost of this proxy solicitation

  We will pay the costs of the solicitation. We have hired Skinner & Co., Inc. to help us solicit proxies from brokers, bank nominees and other institutions for a fee of $7,500, plus reasonable out-of-pocket expenses estimated to be not more than $14,500. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We are soliciting proxies electronically through the Internet from stockholders who are our employees or who previously requested to receive proxy materials electronically through the Internet.

Attending the meeting

  You may vote shares held directly in your name in person at the meeting. If you choose to attend the meeting, please bring the enclosed proxy card or proof of identification for entrance to the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

Changing your vote

  You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See "General information about the meeting—Voting your proxy" above for further instructions.

Our voting recommendations

  Our Board of Directors recommends that you vote:
  • "FOR" each of management's nominees to the Board of Directors;
  • "FOR" amendment of our 1990 Long-Term Equity Incentive Plan;
  • "FOR" approval of the Section 162(m) Executive Officer Performance-Based Bonus Plan; and
  • "AGAINST" adoption of the stockholder proposal entitled "US Business Principles for Human Rights of Workers in China."

Voting results

  The preliminary voting results will be announced at the meeting. The final voting results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2002.

Delivery of voting materials

  To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Sun stock account, we are taking advantage of new householding rules that permit us to deliver only one set of voting materials, meaning the proxy statement, proxy card, the 2001 annual report to stockholders and the annual report on Form 10-K for fiscal 2001, to stockholders who share an address unless otherwise requested.

How to obtain a separate set of voting materials

  If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (650) 960-1300 or by writing us at: Sun Microsystems, Inc., 901 San Antonio Road, Palo Alto, CA 94303, Attn: Investor Relations.

PROPOSAL 1
ELECTION OF DIRECTORS

Our entire Board of Directors, consisting of eight members, will be elected at the annual meeting to hold office until the next annual meeting and the election of their successors.

Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies will vote your common stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

Nominees

All nominees are currently directors. Each nominee has agreed to be named in this proxy statement and to serve if elected. Unless set forth below, each nominee has been engaged in his or her principal occupation for at least the past five years. The age indicated and other information in each nominee's biography is as of September 12, 2001.

  Information about the nominees

  Scott G. McNealy (Age 46)
  Chairman of the Board of Directors and Chief Executive Officer, Sun Microsystems, Inc.

  Mr. McNealy is a Founder of Sun and has served as Chairman of the Board of Directors and Chief Executive Officer since April 1999. He was Chairman of the Board of Directors, President and Chief Executive Officer from December 1984 until April 1999, President and Chief Operating Officer from February 1984 until December 1984 and Vice President of Operations from February 1982 until February 1984. Mr. McNealy has served as a director of Sun since our incorporation in February 1982. He is also a director of General Electric Company.

  James L. Barksdale (Age 58)
  Managing Partner, The Barksdale Group

  Mr. Barksdale has been Managing Partner of The Barksdale Group, a venture capital firm, since April 1999. He served as President and Chief Executive Officer of Netscape Communications Corporation, an Internet company, from January 1995 until March 1999, when Netscape was acquired by America Online, Inc. Mr. Barksdale is also a director of AOL Time Warner Inc. and FedEx Corporation. He has been a director of Sun since 1999.

  L. John Doerr (Age 50)
  General Partner, Kleiner Perkins Caufield & Byers

  Mr. Doerr has served as General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. Mr. Doerr is also a Director of Amazon.com, Inc, Drugstore.com, Inc., Handspring, Inc., Healtheon/Web MD Corporation, HomeStore.com, Inc., Intuit, Inc. and Martha Stewart Living Omnimedia. He has been a director of Sun since 1982.

  Judith L. Estrin (Age 46)
  Chief Executive Officer, Packet Design, LLC

  Ms. Estrin has served as Chief Executive Officer, Packet Design, LLC, an IP services and technology company, since May 2000. From April 1998 to May 2000, she served as Senior Vice President and Chief Technology Officer of Cisco Systems, Inc., an end-to-end network solutions company. She served as President and Chief Executive Officer of Precept Software, Inc., a multimedia networking software company, from March 1995 to April 1998. Ms. Estrin is also a director of FedEx Corporation and The Walt Disney Company. She has been a director of Sun since 1995.

  Robert J. Fisher (Age 47)
  Director, The Gap, Inc.

  Mr. Fisher has served as a director of The Gap, Inc., a clothing retailer, since November 1990. From April 1997 to November 1999, he served as President, Gap Division, The Gap, Inc. From November 1995 to April 1997, he served as Executive Vice President and Chief Operating Officer of The Gap, Inc. He has been a director of Sun since 1995.

  Robert L. Long (Age 64)
  Independent Management Consultant

  Mr. Long retired as Senior Vice President, Eastman Kodak Company and has been an independent management consultant since January 1992. Mr. Long has been a director of Sun since 1988.

  M. Kenneth Oshman (Age 61)
  Chairman of the Board of Directors, Chief Executive Officer, Echelon Corporation

  Mr. Oshman has served as Chairman of the Board of Directors, President and Chief Executive Officer of Echelon Corporation, a provider of control network technologies, since November 1988. Mr. Oshman is also a director of Knight-Ridder, Inc. He has been a director of Sun since 1988.

  Naomi O. Seligman (Age 63)
  Senior Partner, Ostriker von Simson, Inc.

  Ms. Seligman has served as Senior Partner of Ostriker von Simson, Inc. (OvonS), an IT strategy exchange since October 1975. Ms. Seligman is also a director of Dun & Bradstreet, John Wiley & Sons, Inc., Martha Stewart Living Omnimedia and Transora. She has been a director of Sun since 1999.

About the Board and its committees

During fiscal 2001, our Board held six meetings. Each director attended at least 75% of our Board meetings and committee meetings for committees on which such director served during fiscal 2001. The Board has an Audit Committee, a Leadership Development and Compensation Committee and a Nominating Committee. The following table presents information about each committee. All members of these committees, with the exception of the Nominating Committee, are non-employee directors.

Audit Committee(1)	Robert L. Long (Chairman), James L. Barksdale, Judith L. Estrin, Naomi O. Seligman
Met six times in fiscal 2001. The committee:
	•	selects and replaces independent auditors as appropriate
	•	evaluates performance of independent auditors
	•	evaluates Sun's accounting policies
	•	evaluates procedures relating to internal auditing functions and control
Leadership Development and Compensation Committee	L. John Doerr (Chairman), Robert J. Fisher, M. Kenneth Oshman Met five times in fiscal 2001. The committee:
	•	reviews and approves the executive compensation policies
	•	administers the employee stock option and stock purchase plans
	•	reviews executive and leadership development policies, plans and practices

Nominating Committee(2)	M. Kenneth Oshman (Chairman), L. John Doerr, Scott G. McNealy Did not meet in fiscal 2001. The committee:
	•	reviews and makes recommendations regarding candidates for service on the Board
	•	considers nominees recommended by stockholders

(1)
The Audit Committee has adopted a charter attached as Appendix A to this proxy statement. The Audit Committee charter more fully describes the functions of the Audit Committee. Sun's securities are listed on The Nasdaq National Market and are governed by its listing standards. All the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

(2)
If you want to recommend a nominee at the 2002 annual meeting, you must deliver a written notice to the Secretary of Sun no earlier than July 4, 2002 and no later than August 3, 2002. Your notice must state: your name, age and business address; the occupation of the nominee; the number of Sun shares you and the nominee each own; and all other information required for nominees pursuant to Regulation 14A of the Securities Exchange Act of 1934.

Director compensation

During fiscal 2001, non-employee directors were paid $1,000 for each Board meeting attended, $1,000 for each committee meeting attended and an additional $1,000 per meeting attended where such non-employee director presided as Chairman.

Stock option plan for non-employee directors

Non-employee directors participate in our 1988 Directors' Stock Option Plan. Under the plan, each non-employee director who is a partner, officer or director of an entity having an equity investment in Sun is automatically granted a nonstatutory stock option to purchase 10,000 shares of common stock on the date he or she becomes a director. Each non-employee director who is not, on the date appointed to the Board, affiliated with an entity having an equity investment in Sun, is automatically granted a nonstatutory stock option to purchase 20,000 shares of common stock upon becoming a director. Thereafter, each director is automatically granted a nonstatutory stock option to purchase 10,000 shares of common stock on the date of each annual meeting of stockholders, if the director is re-elected and has served on the Board for at least six months. The number of options subject to an automatic grant under the plan is not adjusted for forward stock splits, stock dividends, a combination or reclassification or similar transaction that increases the number of shares of Sun common stock outstanding without receipt by Sun of consideration. Options have an exercise price equal to the closing price of Sun common stock on the annual meeting date as reported on The Nasdaq National Market. Options under the plan terminate after five years, vest at a rate of 25% per year and can only be exercised while the optionee is a director, or within six months after service terminates due to death or disability, or within ninety days after the optionee ceases to serve as a director for any other reason.

During fiscal 2001, each non-employee director was granted an option to purchase 20,000 shares (after giving effect to the two-for-one stock split in December 2000) of common stock, at an exercise price of $50.16 (after giving effect to the two-for-one stock split in December 2000) per share. During fiscal 2001, Messrs. Doerr, Fisher, Long, Oshman and Ms. Estrin exercised options to purchase an aggregate of 1,856,000 shares of common stock, at exercise prices ranging from $1.42 to $3.62 (after giving effect to the two-for-one stock splits in December 1996, April 1999, December 1999 and December 2000) per share for an aggregate net realized gain of $96,238,324, based on the closing price of Sun's common stock on the dates of exercise as reported on The Nasdaq National Market. Ms. Estrin also exercised options to purchase an aggregate of 120,000 shares of common stock, at exercise prices ranging from $3.97 to $7.87 (after giving effect to the two-for-one stock splits in April 1999, December 1999 and December 2000) per share, for an aggregate net realized gain of $6,995,308, based on the closing price of Sun's common stock on the dates of exercise as reported on The Nasdaq National Market.

Compensation committee interlocks and insider participation

In June 1996, Sun entered into a Limited Partnership Agreement ("Agreement") with KPCB Java Associates L.P., a California limited partnership, as general partner ("KPCB Java"), and certain other limited partners (the "Partnership"). Pursuant to the Agreement, Sun agreed to make capital contributions of $16,000,000 to the Partnership and, in addition, pay an annual management fee of $320,000 to KPCB VIII Associates, L.P., a California limited partnership and a general partner of KPCB Java ("KPCB VIII"). Mr. Doerr, who is a General Partner of KPCB VIII, is a Sun director and chairman of our Leadership Development and Compensation Committee.

Vote required

Directors must be elected by a plurality of the votes cast at the meeting. This means that the eight individuals receiving the highest number of votes will be elected. You may give each nominee one vote for each share you hold; or you may cumulate your votes by giving one candidate a number of votes equal to the number of directors to be elected (eight), multiplied by the number of shares you hold; or you may distribute your votes among as many candidates as you wish. However, you may not cast votes for more than eight nominees. If you wish to cumulate your votes at the meeting, you must notify the Secretary of Sun of your intentions prior to the meeting.

Security ownership of management

The following table shows the number of shares of common stock beneficially owned as of September 12, 2001 by:

  •
  each nominee for director;

  •
  the executive officers named in the Summary Compensation Table; and

  •
  all directors and executive officers as a group.

Name	Number of shares owned(1)	Right to acquire(2)	Percent of outstanding shares
Scott G. McNealy(3)	55,675,951	16,920,000	2%
Edward J. Zander(4)	247,732	5,382,000	*
James L. Barksdale	0	65,000	*
Crawford W. Beveridge(5)	81,014	0	*
L. John Doerr	2,878,496	425,000	*
Judith L. Estrin	84,000	145,000	*
Robert J. Fisher	897,600	425,000	*
Masood A. Jabbar	973,288	1,437,696	*
Michael E. Lehman	101,190	900,000	*
Robert L. Long(6)	237,412	360,000	*
M. Kenneth Oshman	2,163,200	425,000	*
Naomi O. Seligman	0	10,000	*
All current directors and executive officers as a group (27 persons)(3)(4)(5)(6)	66,466,430	43,998,096	3%

*
Less than 1%

(1)
Excludes shares that may be acquired through option exercises.

(2)
Shares that may be acquired through stock option exercises on or before November 11, 2001.

(3)
Includes 187,600 shares held in Mr. McNealy's grantor retained annuity trust.

(4)
Includes 13,120 shares held by Mr. Zander's minor children and 40,000 shares held in Mr. Zander's grantor retained annuity trust.

(5)
Includes 30,000 shares held by Mr. Beveridge's minor children and wife.

(6)
Includes 153,961 shares held in Mr. Long's grantor retained annuity trust and family limited partnership.

Security ownership of certain beneficial owners

As of September 12, 2001, based on our review of filings made with the SEC and correspondence with one shareholder confirming its holdings, we are not aware of any stockholders owning 5% or more of our common stock.

EXECUTIVE COMPENSATION

The following table shows compensation information for Sun's Chief Executive Officer and the next four most highly compensated executive officers for the last three fiscal years:

Summary Compensation Table

	Annual compensation							Long-term compensation
								Awards		Payouts
Name and principal position	Fiscal year	Salary ($)(1)		Bonus ($)(1)		Other annual compensation ($)		Restricted stock awards ($)(2)	Securities underlying options (#)	LTIP payouts ($)(3)	All other compensation ($)(4)
Scott G. McNealy Chairman of the Board of Directors and Chief Executive Officer	2001 2000 1999	$100,000 103,846 116,154		$4,767,500 3,623,653	(8)				1,500,000 1,000,000 400,000	$2,227,316	$6,800 6,923 4,431	(8)
Edward J. Zander President and Chief Operating Officer	2001 2000 1999	788,462 778,846 750,000		2,145,375 1,631,278					500,000 400,000 2,000,000	614,415	6,800 6,800 6,400	(8)
Crawford W. Beveridge Executive Vice President and Chief Human Resources Officer	2001 2000 1999	410,000 138,769	(5)	250,000 510,623	(6) (6)	$66,782	(7)	$1,999,967	750,000 700,000		12,425
Masood A. Jabbar Executive Vice President, Global Sales Operations	2001 2000 1999	451,923 434,615 400,000		540,561 376,740					150,000 260,000 340,000		7,650 7,181 6,185
Michael E. Lehman Executive Vice President, Corporate Resources and Chief Financial Officer	2001 2000 1999	600,000 623,077 600,000		1,144,200 869,400					1,100,000 400,000	573,442	6,800 6,800 6,400

(1)
Mr. McNealy elected to defer 20% of his fiscal year 1999 salary and 100% of his fiscal year 1999 bonus until he retires, and Mr. Jabbar elected to defer 30% of his fiscal year 2000 salary, 40% of his fiscal year 2000 bonus, 30% of his fiscal year 1999 salary and 30% of his fiscal year 1999 bonus until retirement, as permitted under our Non-Qualified Deferred Compensation Plan. For a description of our Non-Qualified Deferred Compensation Plan, see "Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation–Long-term incentives–Deferred compensation plan."
(2)
All awards of restricted stock are valued by multiplying the number of shares granted by the closing price on the date of grant, minus any consideration paid by the named executive. As of June 30, 2001, 250,000 shares of Sun's restricted common stock were outstanding, having an aggregate value of $3,020,153. As of June 30, 2001, Mr. Zander held 200,000 shares of restricted common stock having an aggregate value of $1,020,186. The repurchase option expired as to 100,000 of Mr. Zander's shares on July 12, 2000 and will expire as to the remaining 100,000 on January 12, 2003. As of June 30, 2001, Mr. Beveridge held 50,000 shares of restricted common stock having an aggregate value of $1,999,967, which shares are subject to Sun's repurchase option. The repurchase option will expire as to 25,000 of such shares on September 1, 2002 and will expire as to the remaining 25,000 on March 1, 2005. Sun's "repurchase option," refers to Sun's option to repurchase shares of the restricted stock at the original purchase price paid by the executive officer upon termination of the officer's employment before the applicable vesting dates. Executive officers receive the same dividends on all shares of restricted stock as received by all other stockholders of Sun; however, Sun has never paid and does not currently anticipate paying any cash dividends in the foreseeable future.
(3)
Reflects amounts paid on October 6, 2000 to such executive officers who were granted Book Value Units ("BVUs") under the 1990 Long-Term Equity Incentive Plan. These BVUs were granted in December 1990, became fully vested on July 1, 1998 and were payable in cash only. The BVUs accrued value each year based on Sun's reported fiscal year end earnings per share amounts and continued to accrue value until exercised. Executive officers were permitted, at their option, to exercise all or a portion of their BVUs at any time until August 31, 2000 after which all unexercised BVUs were automatically paid to such executive officers. Accordingly, no executive officer holds any BVUs and the BVU program has expired.
(4)
Amounts stated reflect contributions made by Sun to such executive officer's 401(k) Plan account.
(5)
Mr. Beveridge commenced employment with Sun on March 1, 2000.
(6)
Amounts reflect a $500,000 sign-on bonus paid to Mr. Beveridge in two installments of $250,000 in each of fiscal 2000 and fiscal 2001.
(7)
Includes $64,499 in relocation expenses and $2,283 paid in connection with a Sun sales conference.
(8)
Reflects correction to amount previously reported.

Option grants in last fiscal year

The following table shows the stock option grants made to the executive officers named in the Summary Compensation Table during fiscal 2001:

Option Grants in Last Fiscal Year

					Potential realizable value at assumed annual rates of stock price appreciation for option term(4)
	Number of securities underlying options granted (#)(1)	% of total options granted to employees in fiscal year
Name			Exercise or base price ($/Sh)(2)(3)	Expiration date
					5%($)	10%($)
Scott G. McNealy	1,500,000	1.32%	$18.5800	4/18/11	$17,527,293	$44,417,602
Edward J. Zander	500,000	0.44%	18.5800	4/18/11	5,842,431	14,805,867
Crawford W. Beveridge	750,000	0.66%	18.5800	4/18/11	8,763,647	22,208,801
Masood A. Jabbar	150,000	0.13%	18.5800	4/18/11	1,752,729	4,441,760
Michael E. Lehman	–	–	–	–	–	–

(1)
Stock options have a ten year term. Mr. McNealy's stock options vest at a rate of 20% on the third anniversary, 40% on the fourth anniversary and 40% on the fifth anniversary of the option grant date; Mr. Zander's stock options vest at a rate of 10% on the third anniversary, 40% on the fourth anniversary and 50% on the fifth anniversary of the option grant date; Mr. Jabbar's stock options vest at a rate of 50% on the first anniversary and 50% on the second anniversary of the option grant date; and Mr. Beveridge's stock options vest at a rate of 20% per year commencing on the first anniversary of the option grant date. See also "Employment contracts and change-in-control arrangements."
(2)
The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Sun, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
(3)
Options were granted at an exercise price equal to the last reported sale price of Sun common stock, as reported on The Nasdaq National Market on the date of grant.
(4)
Potential realizable value assumes that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the options expire. These numbers are calculated based on the SEC's requirements and do not represent an estimate by Sun of future stock price growth.

The following table shows stock option exercises and the value of unexercised stock options held by the executive officers named in the Summary Compensation Table during fiscal year 2001.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares acquired on exercise(#)	Value realized($)(1)	Number of securities underlying unexercised options at fiscal year-end(#) exercisable/unexercisable	Value of unexercised in-the-money options at fiscal year-end($)(1) exercisable/unexercisable
Scott G. McNealy	–	–	17,369,088/4,780,000	$233,286,670/$25,461,736
Edward J. Zander	1,050,000	$43,497,740	5,062,000/3,988,000	63,897,864/19,590,958
Crawford W. Beveridge	–	–	—/1,450,000	—/—
Masood A. Jabbar	912,000	12,679,080	1,437,696/906,000	17,923,850/3,693,033
Michael E. Lehman	680,000	36,027,312	788,000/1,960,000	6,892,078/8,545,437

(1)
Market value of underlying securities at exercise date or fiscal year end, as the case may be, minus the exercise price.

Employment contracts and change-in-control arrangements

We have no employment contracts with any of our executive officers. In October 1990, we approved a form of Senior Management Change of Control Agreement. Each of the executive officers named in the Summary Compensation Table has signed a "change-of-control" agreement. Subject to certain provisions in the agreement, each officer is eligible to receive the following if such officer's employment is terminated within one year following a change-of-control of Sun: (i) an amount equal to two and one-half times such officer's annual compensation (or, in the case of Mr. McNealy, three times his annual compensation); (ii) continuation of health benefits and group term life insurance for 24 months; and (iii) the acceleration of vesting for all stock options held. The officer's wages, salary and incentive compensation for the immediately preceding calendar year is counted as annual compensation. A "change-of-control" includes (i) a merger or acquisition of Sun resulting in a 50% or greater change in the total voting power of Sun immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a 36 month period, not initiated by the Board of Directors.

Sun also entered into individual change-of-control agreements with each of its corporate executive officers, in addition to the executive officers named in the Summary Compensation Table. The individual change-of-control agreements contain substantially the same terms as the change-of-control agreements described above.

Vice President change of control severance plan

The Executive Change of Control Severance Plan was adopted in June 1990, amended in November 1996 and renamed the Vice President Change of Control Severance Plan. It covers our vice presidents who are not eligible to enter into the Senior Management Change of Control Agreement. If such vice president is terminated within one year after the date of any "change-of-control," except under certain conditions, he or she will receive: (i) two times annual compensation; (ii) continuation of health benefits and group term life insurance for 24 months; and (iii) the acceleration of vesting for all stock options held. For purposes of this plan, a "change-of-control" is defined similarly to the description in "Employment contracts and change-in-control arrangements."

Deferred compensation arrangements

Under our Non-Qualified Deferred Compensation Plan, in the event of a participant's death while an employee, such participant's beneficiaries are entitled to receive the employee's account balance plus a supplemental survivor benefit equal to two times the amount of compensation the participant deferred under the plan, not to exceed $3,000,000. See "Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation–Long-term incentives–Deferred compensation plan" for a description of the Non-Qualified Deferred Compensation Plan.

Certain transactions with management

In November 1999, Patricia C. Sueltz, Executive Vice President, Software Systems Group, received a loan from Sun in the amount of $850,000, payable in full on or before December 1, 2004, at an interest rate of 6.02%. This loan was made for the purchase of her residence in connection with her job-related relocation. As of June 30, 2001, the entire $850,000 amount remained outstanding.

Section 16(a) beneficial ownership reporting compliance

Our directors and executive officers file reports with the SEC indicating the number of shares of any class of our equity securities they owned when they became a director or executive officer and, after that, any changes in their ownership of our equity securities. These reports are required by Section 16(a) of the Securities Exchange Act of 1934, as amended. Based on our review of the reports, we believe that during fiscal 2001 all of our officers, directors and 10% stockholders complied with the foregoing filing requirements.

REPORT OF THE LEADERSHIP DEVELOPMENT AND COMPENSATION
COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

The following Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into a filing.

Compensation philosophy

Our philosophy in setting compensation policies for executive officers is to maximize stockholder value over time. The Leadership Development and Compensation Committee sets our compensation policies applicable to the executive officers, including the chief executive officer, and evaluates the performance of such officers. The Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value and has adopted the following guidelines for compensation decisions:

  •
  Provide a competitive total compensation package that enables Sun to attract and retain key executive talent;
  •
  Align all pay programs with Sun's annual and long-term business strategies and objectives; and
  •
  Provide variable compensation opportunities that are directly linked to the performance of Sun and that link executive reward to stockholder return.

The Committee also believes that it is in the best interests of our stockholders for our executive officers (as well as for the members of the Board of Directors and certain other individuals) to own Sun stock. During fiscal 2000, the Committee established stock ownership guidelines, applicable to these covered individuals, reflecting the Committee's expectations as to the number of shares of Sun's common stock such individuals should hold depending on their positions.

Components of executive compensation

The Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

  •
  Base salary;
  •
  Annual incentive bonus; and
  •
  Long-term incentives.

Base salary

The Committee intends to compensate our executive officers, including the chief executive officer, competitively within the industry. In order to evaluate Sun's competitive position in the industry, the Committee reviews and analyzes the compensation packages, including base salary levels, offered by other high technology companies, including companies in the S&P Computers (Hardware) Index. In addition, the Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of each executive officer, including Mr. McNealy, in order to determine current and future appropriate base pay levels. In prior years, for the chief executive officer, the Committee targeted the lower-end of the base salary range determined by its aforementioned competitive analysis, giving more significant emphasis to annual bonus and longer-term incentives for Mr. McNealy's total compensation package. For fiscal years 2001 and 2000, Mr. McNealy's base salary was $100,000 and $103,846, respectively, such that his annual bonus, if awarded, would comprise the vast majority of his total potential annual compensation. This focus has allowed the Committee to directly compensate Mr. McNealy for corporate performance, while ultimately paying Mr. McNealy competitively by industry standards. See "Annual incentive bonus" below. With respect to our other corporate executive officers, the Committee has targeted the higher end of the industry competitive base salary range, linking a lesser (yet still significant) portion of these executives' total compensation to an annual bonus. See "Annual incentive bonus" below. The Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve Sun's corporate performance goals, thereby more directly contributing to stockholder value.

Annual incentive bonus

During fiscal 2001, our executive officers were eligible for a target annual incentive bonus, calculated by the Committee as a percentage of the officers' base salary, under the terms of our Section 162(m) Executive Officer Performance-Based Bonus Plan (the "Bonus Plan") See "Discussion of compensation in excess of $1 million per year" below and "Proposal 3 Approval of Section 162(m) Executive Officer Performance-Based Bonus Plan" for a description of the Bonus Plan. All corporate executive officers, other than Mr. McNealy, were eligible for target bonuses ranging from 45% to 155% of their base salary, depending on their positions. Mr. McNealy was eligible for a target bonus of 2500% of his base salary. During fiscal 2001, no bonuses were awarded under the Bonus Plan to Mr. McNealy or to the executive officers. Due to economic challenges experienced during the last fiscal year, our earnings per share ("EPS") and revenue were significantly below plan. In addition, certain corporate performance goals based on business, operations and management objectives and certain customer quality and satisfaction goals set by the Committee at the beginning of fiscal 2001 were not met. Furthermore, none of our divisions or functions performed well enough, in combination with Sun's results, to earn a bonus payout. These goals were measured objectively in accordance with a scoring system assigned to each goal by the Committee. The EPS and revenue targets, as well as the corporate performance goals and the customer quality and satisfaction goals are all based on confidential information and are competitively sensitive to Sun as they are derived from Sun's internal projections and business plan.

Elements of Sun's financial performance for fiscal 2001 that directly affected the determination not to pay bonuses to Mr. McNealy, the executive officers nor to any Sun employee included revenue growth of 16% compared with revenue growth of 33% in fiscal 2000, and proforma EPS of $.42 for fiscal 2001 compared with fiscal 2000 proforma EPS of $.55 (excluding realized gains or losses on Sun's equity portfolio, acquisition-related items, and any unusual one time items and the related tax effects of these items.)

Long-term incentives

Options and restricted stock.  The Committee provides our executive officers with long-term incentive awards through grants of stock options and, in some cases, restricted stock. The Committee is responsible for determining who should receive the grants, when the grants should be made, the exercise price per share and the number of shares to be granted. The Committee considers grants of long-term incentive awards to executive officers during each fiscal year. Long-term incentive awards are granted based on individual or corporate performance as determined by the Committee.

The Committee believes that stock options provide our executive officers with the opportunity to purchase and maintain an equity interest in Sun and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue to be employed by Sun. All options to executive officers to date have been granted at the fair market value of Sun's common stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Mr. McNealy's option grants are also determined by the Committee. Mr. McNealy also has authority to grant stock options from time to time to certain individuals, subject to certain guidelines prescribed by the Committee.

The Committee also makes restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock has been primarily limited within the last several fiscal years to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. For fiscal year 2001, there were no restricted stock awards made to executives named in the Summary Compensation Table. For information regarding the valuation and vesting of restricted stock awards, see "Summary Compensation Table—footnote 2."

Deferred compensation plan.  In June 1995, the Committee approved another component of our executive compensation program, the Non-Qualified Deferred Compensation Plan (the "Deferred Plan"). The Committee last amended the Deferred Plan on June 30, 2001. The Deferred Plan is a voluntary, non-tax qualified, deferred compensation plan available to Board of Director members, executive officers and other members of our management, to enable them to save for retirement by deferring a portion of their current compensation. Under the Deferred Plan, compensation may be deferred until termination or other specified dates they may choose. Deferred amounts may be credited with earnings based on investment choices made available by the Committee for this purpose. Participants' dependents are also eligible to receive a pre-retirement death benefit. The purpose of this Deferred Plan is to encourage participants to remain in the service of Sun as benefits of the Deferred Plan increase over time.

Discussion of compensation in excess of $1 million per year

The Committee has considered the implications of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted under the Revenue Reconciliation Act of 1993. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its chief executive officer or any of its four other highest-paid officers. This section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m).

In order to qualify compensation derived by executive officers from stock options as performance-based compensation, amendments to the 1990 Long-Term Equity Incentive Plan were submitted to and approved by our stockholders at our 1994 annual meeting.

Additionally, with respect to bonuses granted by this Committee to such executive officers, the Committee approved the Section 162(m) Executive Officer Performance-Based Bonus Plan to qualify bonus payments to executives under Section 162(m). Stockholders approved the plan at our 1995 annual meeting. Periodically, the plan must be re-qualified by submitting it to our shareholders for approval. You are being asked to approve the plan at this meeting. See "Proposal 3 Approval of Section 162(m) Executive Officer Performance-Based Bonus Plan" for a description of the plan you are being asked to approve. The Committee, however, reserves the right to award compensation to our executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to Sun of providing such compensation, including the potential impact of Section 162(m).

Conclusion

The Committee believes that its executive compensation philosophy serves the best interests of Sun and our stockholders.

L. John Doerr, Chairman
Robert J. Fisher
M. Kenneth Oshman

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into a filing.

The Audit Committee, currently comprised of James L. Barksdale, Judith L. Estrin, Robert L. Long and Naomi O. Seligman, evaluates audit performance, manages relations with Sun's independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. The Board of Directors has adopted a written charter for the Audit Committee which details the responsibilities of the Audit Committee. This charter is attached as Appendix A to this proxy statement. This report relates to the activities undertaken by the Audit Committee in fulfilling such role.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with our independent accountants, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of our financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent accountants their independence from management and Sun, including the matters in their written disclosures required by the Independence Standards Board including Statement No. 1.

The Audit Committee further discussed with our internal auditors and independent accountants the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held six meetings during fiscal year 2001.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Robert L. Long, Chairman
James L. Barksdale
Judith L. Estrin
Naomi O. Seligman

PERFORMANCE GRAPH

The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Presented below is a line graph that compares the cumulative return of the following to our five years ending on June 30, 2001:

  •
  Sun Common Stock;

  •
  S&P 500 Index; and

  •
  S&P Computers (Hardware) Index

  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
  AMONG SUN MICROSYSTEMS, INC., THE S & P 500 INDEX
  AND THE S & P COMPUTERS (HARDWARE) INDEX

  *$100 INVESTED ON 6/30/96 IN STOCK OR INDEX–
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.

PROPOSAL 2
AMENDMENT TO 1990 LONG-TERM EQUITY INCENTIVE PLAN

We are asking you to approve an amendment to our 1990 Long-Term Equity Incentive Plan ("1990 Incentive Plan"). The purpose of the amendment is to increase the number of shares of Sun common stock we may issue under the 1990 Incentive Plan by 50,275,000 shares from 1,117,200,000 to 1,167,475,000.

As of September 12, 2001 under the 1990 Incentive Plan, 241,172,664 shares of Sun common stock were available for issuance and we had granted options to purchase 1,063,781,976 shares with a market value of $10,946,316,533 of which 402,613,822 shares of Sun common stock had been issued upon the exercise of options. The average exercise price per share of options that were outstanding as of September 12, 2001 was $23.62.

We may also issue and sell restricted shares of our common stock under the 1990 Incentive Plan. As of September 12, 2001, 8,487,440 shares of Sun restricted stock with a market value of $87,335,758 had been issued and sold at an average purchase price of $.01 per share. Of these, 864,961 shares remain subject to Sun's repurchase option.

A brief summary of the 1990 Incentive Plan follows.

Purpose

The purpose of the 1990 Incentive Plan is to:

  •
  provide an additional incentive to eligible employees, officers and consultants whose present and potential contributions are important to the continued success of Sun;
  •
  afford these employees, officers and consultants an opportunity to acquire a proprietary interest in Sun; and
  •
  enable Sun to hire and retain the best available employees.

Eligibility

Officers, consultants and other employees of Sun and its subsidiaries are eligible to receive awards under the 1990 Incentive Plan. As of September 12, 2001, there were over 40,000 employees and 6,000 consultants eligible to receive awards under the 1990 Incentive Plan.

Administration

The 1990 Incentive Plan is administered by our Board of Directors or a committee appointed by the Board (the "Committee"). The Committee has the authority to construe and interpret the 1990 Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the 1990 Incentive Plan, and to make all other determinations necessary or advisable for the administration of the 1990 Incentive Plan. Members of the Board receive no additional compensation for their administration of the 1990 Incentive Plan.

Stock options

The 1990 Incentive Plan permits the granting of options, both incentive stock options (ISOs) and non-statutory stock options (NSOs), to purchase Sun common stock.

In general, the option exercise price for each share covered by an option must equal or exceed the fair market value of a share of common stock on the date the option is granted. However, an NSO granted by the Board to an employee in lieu of reasonable salary or compensation may be granted at an exercise price less than the fair market value of Sun common stock (but not less than 85% of such fair market value) on the date of grant.

In August 1995, the Board established a special reserve under which it could grant a limited number of NSOs under the 1990 Incentive Plan at exercise prices below fair market value. The number of shares in the special reserve is restricted to an amount equal to 3% of the total number of shares reserved for issuance under the 1990 Incentive Plan at any one time (including all increases to the number of shares reserved for issuance approved by the stockholders). In addition, grants to individuals subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may not be at less than 50% of the fair market value of Sun common stock on the date of grant.

The Committee is responsible for establishing the terms and conditions applicable to option grants. In the case of ISOs, the term of the option may not exceed 10 years from the date of grant. Options may be exercisable in installments (i.e., vest over a period of time), and their exercisability may be accelerated by the Committee in its discretion.

The exercise price of options granted under the 1990 Incentive Plan may be paid for by the following methods:

  •
  cash;
  •
  check;
  •
  promissory note;
  •
  Sun common stock with a fair market value on the exercise date equal to the aggregate exercise price of the options; or
  •
  delivery of an irrevocable subscription agreement.

Additionally, Sun will accept as payment the delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to Sun the amount of sale or loan proceeds required to pay the exercise price. Finally, the Board may authorize Sun to accept payment by any combination of the methods stated above.

Under the 1990 Incentive Plan, if an optionee's employment or consultancy terminates for any reason, including retirement, the optionee may generally exercise the option (to the extent it was exercisable on the date of termination or as otherwise set forth in the terms of the option) within the time period determined by the Board, subject to the stated term of the option. In the case of ISOs, the time period may not be more than 90 days. If the Board has determined that an employee was discharged for just cause, all vested and unvested options that were previously granted to the employee under the 1990 Incentive Plan, automatically expire. However, in the event of the death of an employee optionee, his or her vested option will generally be exercisable for a period of six months, provided the death occurs during the employment term or within one month following termination from employment.

The granting of stock options under the 1990 Incentive Plan by the Board is subjective and is dependent upon, among other things, an employee's individual performance. See "Proposal 2 Amendment to 1990 Long-Term Equity Incentive Plan–Participation in the 1990 Incentive Plan." Therefore, the number of future option grants to officers and employees under the 1990 Incentive Plan cannot be determined with specificity at this time. The 1990 Incentive Plan does, however, limit the number of shares subject to an option that may be granted to any employee in any one fiscal year. The annual limit is 4,800,000 shares per employee, except with respect to newly-hired employees, who may receive a one-time grant of up to 6,400,000 shares upon acceptance of employment with Sun.

Stock appreciation rights

The Board may grant non-transferable stock appreciation rights ("SARs") in conjunction with related options. SARs entitle the holder to receive, upon exercise, an amount of cash, Sun common stock (as determined by the Board) or both, equal in value to the excess of the fair market value of the shares covered by the SAR on the date of exercise over the aggregate exercise price of the related option for such shares. The exercise of an SAR results in cancellation of the related option or, conversely, the exercise of the related option will result in cancellation of the SAR. An SAR may only be exercised when the fair market value of Sun common stock exceeds the exercise price of the option underlying the SAR. No SARs had been granted under the 1990 Incentive Plan as of September 12, 2001.

Stock purchase rights

The Board may grant participants stock purchase rights (i.e., restricted stock) to purchase Sun common stock for limited periods of up to 60 days under such terms, conditions and restrictions as the Board may apply. Stock purchase rights may be granted alone, in addition to, or in tandem with, other awards under the 1990 Incentive Plan and/or cash awards made outside of the 1990 Incentive Plan. In the case of participants who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the stock purchase rights may not be granted at a price higher than $0.00067 per share, the par value of Sun's common stock.

Sun has the right to repurchase the stock acquired by the purchaser pursuant to a stock repurchase right in the event of the voluntary or involuntary termination of employment of the purchaser. Sun's right to repurchase the stock lapses over time, and stock that is no longer subject to Sun's right of repurchase is vested. There are limits on how quickly the stock acquired pursuant to stock purchase rights may vest. Generally, restricted stock may not vest earlier than 2 1/2 years from the date of grant as to 50% of the shares subject to the grant, and as to the remaining unvested shares subject to the grant, not earlier than 5 years after the date of grant. The Board may exercise its repurchase rights at its discretion with regard to stock purchase rights granted from the special reserve described above under "Stock options." In addition, the vesting restrictions on such stock purchase rights are determined at the Board's discretion.

The granting of stock purchase rights under the 1990 Incentive Plan is subjective and is tied to an employee's individual performance. These rights are most commonly granted to new key employees and, less frequently, to officers to reward extraordinary performance or to aid in retention. See "Report of the Leadership Development and Compensation Committee of the Board on Executive Compensation." Because the Committee has discretion to select the participants, the actual number of employees who will receive stock purchase rights during any particular fiscal year cannot be determined in advance.

Long-term performance awards

Long-term performance awards may also be granted. Long-term performance awards are bonus awards that are payable in cash or Sun common stock, and they are based on criteria that the Board believes to be appropriate. These criteria include certain performance factors relating to Sun and its subsidiaries, as well as performance goals for the individual to be considered for the award, and may vary from participant to participant, group to group, and period to period.

No long-term performance awards were granted under the 1990 Incentive Plan during fiscal 2001.

Adjustments for stock dividends, mergers and other events

Appropriate adjustments to awards may be made to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Committee may provide for the assumption, substitution, adjustment or acceleration of such awards at its discretion.

Amendment and termination

The 1990 Incentive Plan may be amended, altered or discontinued at any time. However, any such amendment, alteration or discontinuation may not adversely affect any outstanding stock options, SARs, stock purchase rights, or long-term performance awards unless the recipient of such award consents to such a modification.

Subject to the specific terms of the 1990 Incentive Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time. In addition, to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 422 of the Code (or any other applicable law or regulation), Sun will obtain stockholder approval of any 1990 Incentive Plan amendment in such a manner and to such a degree as is required by applicable law.

Summary of Certain Income Tax Information

The following is only a brief summary of the effect of federal income taxation on the recipient of an award and Sun under the 1990 Incentive Plan. This summary is not exhaustive and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a recipient of an award may reside.

Stock options

If an option granted under the 1990 Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability upon exercise unless the optionee is subject to the alternative minimum tax. Sun will not be permitted a deduction for federal income tax purposes due to an exercise of an ISO regardless of the applicability of the alternative minimum tax, unless the exercise constitutes a disqualifying disposition of the ISO. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied (i.e., a disqualifying disposition occurs), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. Sun will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of Sun will be subject to tax withholding by Sun. Upon the sale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Sun will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

Stock appreciation rights

A recipient will not recognize any taxable income in connection with the grant of an SAR in connection with a stock option. On exercise of an SAR, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Sun common stock) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by Sun. Sun will be entitled to a tax deduction in the amount and at the time an employee recipient recognizes ordinary income with respect to an SAR.

If the recipient receives shares of Sun common stock upon exercise of an SAR, the tax consequences on the purchase and sale of such shares will be the same as those discussed above for NSOs.

Stock purchase rights

Stock purchase rights will generally be subject to the tax consequences discussed above for NSOs.

Long-term performance award

A recipient generally will not recognize any taxable income in connection with the grant of a long-term performance award that is in the form of Sun common stock. At the time the stock performance award vests (unless a Section 83(b) election is timely filed at the time of grant), the recipient will generally recognize ordinary income in an amount equal to the fair market value of the award (computed with reference to Sun common stock) at the time of vesting. If the recipient is an employee, any amount included in income will be subject to withholding by Sun. As a general rule, Sun will be entitled to a tax deduction in the amount and at the time the employee recipient recognizes ordinary income with respect to the long-term performance award included as ordinary income by the recipient. In the event a long-term performance award constitutes cash, the award must be included in the gross income of the recipient in the year of receipt and Sun is entitled to a deduction if the recipient is an employee.

Capital gains

Capital gains are grouped and netted by holding periods. Net capital gains on capital assets held for 12 months or less are taxed at the individual's federal ordinary income tax rate. Net capital gains on capital assets held for more than 12 months are taxed at a maximum federal rate of 20%. Capital losses associated with the disposition of a capital asset are allowed in full against capital gains and up to $3,000 against other income.

Deductibility of executive compensation

Special rules limit the deductibility of compensation paid to Sun's Chief Executive Officer and next four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to each of these executives may not be deductible to the extent that their compensation exceeds $1 million. However, Sun is able to preserve the deductibility of compensation over $1 million if the requirements for deductability under Section 162(m) are satisfied. The 1990 Incentive Plan has been designed to permit certain stock options granted under the 1990 Incentive Plan to satisfy the conditions of Section 162(m).

Participation in the 1990 Incentive Plan

The grant of options, SARs, stock purchase rights and long-term performance awards under the 1990 Incentive Plan to employees, including the officers named in the Summary Compensation Table, is subject to the discretion of the Committee. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 1990 Incentive Plan. Accordingly, future awards are not determinable at this time. Non-employee directors are not eligible to participate in the 1990 Incentive Plan. No SARs or long-term performance awards were granted during fiscal year 2001. As of September 12, 2001, the fair market value of Sun's common stock was $10.29 per share, which was the closing price reported by The Nasdaq National Market. Please refer to the table below for more detail regarding participation in the 1990 Incentive Plan.

Option grant table

The following table summarizes option grants made during fiscal year 2001 to:

  •
  the executive officers named in the Summary Compensation Table;
  •
  all current executive officers as a group;
  •
  all current directors who are not executive officers as a group; and
  •
  all other employees as a group.

AMENDED PLAN BENEFITS
1990 LONG-TERM EQUITY INCENTIVE PLAN

Name and position of individual	Securities underlying options granted (#)	Weighted average exercise price per share ($/sh)
Scott G. McNealy Chairman of the Board of Directors and Chief Executive Officer	1,500,000	$18.58
Edward J. Zander President and Chief Operating Officer	500,000	18.58
Crawford W. Beveridge Executive Vice President and Chief Human Resources Officer	750,000	18.58
Masood A. Jabbar Executive Vice President, Global Sales Operations	150,000	18.58
Michael E. Lehman Executive Vice President, Corporate Resources and Chief Financial Officer	–	–
All current executive officers as a group	2,900,000	18.58
All current directors who are not executive officers as a group	–	–
All other employees (including all current officers who are not executive officers) as a group	105,830,402	28.73

Vote required

The affirmative vote of a majority of the total votes cast on this proposal at the annual meeting is necessary to approve the amendment to the 1990 Incentive Plan. If you hold your shares in your own name and abstain from voting, your abstention will have no effect on the vote. Similarly, if you hold your shares through a broker, bank or other institution and you do not instruct them on how to vote on this proposal, they may not vote your shares, and your shares will have no effect on the vote. If the amendment to the 1990 Incentive Plan is not approved, the current 1990 Incentive Plan will remain in effect, and the total number of shares reserved for issuance under the plan will not be increased.

Board recommendation

The Board of Directors recommends that you vote "FOR" the amendment to the 1990 Long-Term Equity Incentive Plan.

PROPOSAL 3
APPROVAL OF SECTION 162(m) EXECUTIVE OFFICER
PERFORMANCE-BASED BONUS PLAN

This section provides a summary of the terms and conditions of the Section 162(m) Executive Officer Performance-Based Bonus Plan (the "Performance Plan") and the proposal to re-approve the amended and restated Performance Plan.

The Performance Plan was first adopted by our Board of Directors in August 1995 and by our stockholders in November 1995. Because the Performance Plan is designed to qualify as providing "performance-based" compensation under Section 162(m) of the Code, periodically we must ask you to renew your approval of the Performance Plan. Additionally, we have made certain changes to the Performance Plan. These changes also require your approval. Your affirmative vote to re-approve the Performance Plan also means that you are voting in favor of the changes made to the plan. We are asking you to renew the approval of the Performance Plan so that we may deduct for federal income tax purposes any compensation over $1 million that we may pay to certain of our most highly paid executives in a single year pursuant to the Performance Plan as well as the changes made to the Performance Plan.

General

As mentioned above, the Performance Plan is designed to qualify as "performance-based" compensation under Code Section 162(m). Under Section 162(m), Sun may not receive a federal income tax deduction for compensation paid to our Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million in compensation in any one year. However, if Sun pays compensation that is "performance-based" under Section 162(m), Sun can receive a federal income tax deduction for the compensation paid even if such compensation exceeds $1 million in a single year. The Performance Plan allows Sun to pay incentive compensation that is performance-based and therefore fully tax deductible on Sun's federal income tax return.

A summary of the Performance Plan follows as well as a description of the changes we are asking you to approve.

Purpose

The Performance Plan is intended to increase shareholder value and our success by motivating key executives to perform to the best of their abilities and to achieve our objectives. These goals are to be achieved by providing eligible executives with incentive awards based on the achievement of goals relating to the performance of Sun.

The Performance Plan is also designed to qualify as "performance-based" compensation under Section 162(m) of the Code.

Eligibility

A committee, which is appointed by Sun's Board of Directors and is comprised solely of outside directors, determines which employees will be eligible to participate. The actual number of employees who will be eligible to receive an award during any particular year cannot be determined in advance because the committee has the discretion to select those who will be eligible to participate.

Target awards and performance goals

For each performance period, which is comprised of our fiscal year or such other period as determined by the committee in its discretion, the committee assigns each participant a target award and performance goal or goals, which is in writing, that must be achieved before an award actually will be paid to the participant. The participant's target award is expressed as a percentage of his or her base salary at the end of the performance period. The performance goals require the achievement of objectives for one or more of the following:

  •
  earnings per share;

  •
  individual objectives;

  •
  net income;

  •
  operating cash flow;

  •
  operating income;

  •
  return on assets;

  •
  return on equity;

  •
  return on sales;

  •
  revenue; or

  •
  total shareholder return.

Actual awards

After the performance period ends, the committee certifies in writing the extent to which the pre-established performance goals actually were achieved or exceeded. The actual award that is payable to a participant is determined using a formula that increases or decreases the participant's target award based on the level of actual performance attained. However, the Performance Plan limits actual awards to a maximum of $7.5 million per person in any performance period, even if the formula otherwise indicates a larger award.

If a participant terminates employment before the end of the performance period in which the bonus is to be earned, the committee has discretion to pay out all, part or none of the award.

Actual awards generally are paid in cash no later than two and one-half months after the performance period ends. However, the committee, in its discretion, may declare any award be payable in restricted stock granted under our 1990 Incentive Plan. An award that is payable in restricted stock may be subject to a vesting schedule (not to exceed two calendar years), as determined in the discretion of the committee.

Administration

The committee administers the Performance Plan. Members of the committee must qualify as outside directors under Section 162(m). Subject to the terms of the Performance Plan, the committee has sole discretion to:

  •
  select the employees who will receive awards;

  •
  determine the terms and conditions of awards; and

  •
  interpret the provisions of the Performance Plan.

Amendment and termination of the performance plan

The Board of Directors may amend or terminate the Performance Plan at any time and for any reason. No amendment or termination may alter or impair any rights or obligations under any award already granted to a participant without the participant's consent.

Federal income tax consequences

Under present federal income tax law, participants will realize ordinary income equal to the amount of the award received in the year of receipt. Sun will receive a deduction for the amount constituting ordinary income to the participant, provided that the Performance Plan satisfies the requirements of Section 162(m). As described above, Section 162(m) limits the deductibility of compensation not based on performance that is paid to certain corporate executives.

Sun's intention is to adopt and administer the Performance Plan in a manner that maximizes the deductibility of compensation for Sun under Section 162(m).

Awards granted to certain individuals and groups

Awards under the Performance Plan are determined based on actual performance, so future actual awards (if any) cannot now be determined.

Changes made to the Performance Plan

The following are material changes that were made to the Performance Plan.

  •
  Performance goals are now measured to include return on equity, return on sales, revenue, total shareholder return, net income and individual objectives. Before the changes, the performance goals included various financial metrics (including, earnings per share, revenue, operating income, profitability and return on assets). Additionally, the committee could also base performance measures on customer quality and satisfaction indices and metrics, market share criteria, product development, introduction and volume criteria, internal operational criteria and management objectives.

  •
  The Performance Plan now permits annual performance periods or other performance periods.

  •
  The maximum award for any performance period was increased to $7.5 million, up from $5 million.

  •
  The committee now is empowered to pay an award, in whole or in part, in Sun restricted stock, whereas before the changes awards could only be paid in cash.

  •
  The Performance Plan now defines base salary under which awards are keyed off of to mean the participant's annualized salary rate on the last day of a performance period, which can be annual or other periods. Before the changes, the Performance Plan based awards keyed off of a participant's actual base salary over the course of a year.

Vote required

The affirmative vote of a majority of the total votes cast on this proposal at the annual meeting is necessary to approve this proposal. If you hold your shares in your own name and abstain from voting, your abstention will have no effect on the vote. Similarly, if you hold your shares through a broker, bank or other institution and you do not instruct them on how to vote on this proposal, they may not vote your shares, and your shares will have no effect on the vote. If the Performance Plan is not renewed, Sun will not be able to take a tax deduction for all of the compensation paid to certain of its executive officers.

Board recommendation

The Board of Directors recommends a vote "FOR" the adoption of the Section 162(m) Executive Officer Performance-Based Bonus Plan.

PROPOSAL 4
STOCKHOLDER PROPOSAL

We received a stockholder proposal this year. The author and proponent of the following stockholder resolution is John C. Harrington c/o Harrington Investments, Inc., 1101 2nd Street, Suite 325, Napa, CA 94559 (the "Proponent"). The Proponent has requested that we include the following proposal and supporting statement in this proxy statement. The Proponent beneficially owns 200 shares of our common stock. The stockholder proposal is quoted verbatim in italics, below. For the reasons stated in our response, which follows the stockholder proposal, our Board of Directors strongly recommends that you vote "AGAINST" the stockholder proposal.

Proponent's Proposal

"US BUSINESS PRINCIPLES FOR HUMAN RIGHTS OF WORKERS IN CHINA

    WHEREAS: our company's business practices in China respect human and labor rights of workers. The eleven principles below were designed to commit a company to a widely accepted and thorough set of human and labor rights standards for China. They were defined by the International Labor Organization, the United Nations Covenants on Economic, Social and Cultural Rights, and Civil, and Political Rights. They have been signed by the Chinese government and China's national laws.

(1)
No goods or products produced within our company's facilities or those of suppliers shall be manufactured by bonded labor, forced labor, within prison camps or as part of reform-through-labor or reeducation-through-labor programs.

(2)
Our facilities and suppliers shall adhere to wages that meet workers' basic needs, fair and decent working hours, and at a minimum, to the wage and hour guidelines provided by China's national labor laws.

(3)
Our facilities and suppliers shall prohibit the use of corporal punishment, any physical, sexual or verbal abuse or harassment of workers.

(4)
Our facilities and suppliers shall use production methods that do not negatively affect the worker's occupational safety and health.

(5)
Our facilities and suppliers shall prohibit any police or military presence designed to prevent workers from exercising their rights.

(6)
We shall undertake to promote the following freedoms among our employees and the employees of our suppliers: freedom of association and assembly, including the rights to form unions and bargain collectively; freedom of expression, and freedom from arbitrary arrest or detention.

(7)
Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on age, gender, marital status, pregnancy, ethnicity or region of origin.

(8)
Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on labor, political or religious activity, or on involvement in demonstrations, past records of arrests or internal exile for peaceful protest, or membership in organizations committed to non-violent social or political change.

(9)
Our facilities and suppliers shall use environmentally responsible methods of production that have minimum adverse impact on land, air and water quality.

(10)
Our facilities and suppliers shall prohibit child labor, at a minimum comply with guidelines on minimum age for employment within China's national labor laws.

(11)
We will issue annual statements to the Human Rights for Workers in China Working Group detailing our efforts to uphold these principles and to promote these basic freedoms.

RESOLVED: Stockholders request the Board of Directors to make all possible lawful efforts to implement and/or increase activity on each of the principles named above in the People's Republic of China.

SUPPORTING STATEMENT: As U.S. companies import more goods, consumer and shareholder concern is growing about working conditions in China that fall below basic standards of fair and humane treatment. We hope that our company can prove to be a leader in its industry and embrace these principles."

Management's Response

Our Board of Directors unanimously recommends a vote "AGAINST" the proposal for the following reasons:

We have consistently demonstrated our commitment to our employees and the environment. We are a socially responsible company supporting human rights for workers, not only in China, but also all over the world. We are committed to just, open-minded and non-discriminatory labor practices and environmental responsibility. Our existing labor and environmental policies and practices worldwide show that we take this responsibility seriously and that we support the general intent behind the stockholder proposal submitted by Mr. Harrington. However, after careful review of the proposal and our policies and practices in China, we believe that the proposal is unnecessary, vague, and costly.

We believe it is not in your best interest as a stockholder to grant undue influence to individuals or groups that have no major stake in our business and/or no governmental legitimacy. While the areas being addressed by this proposal are legitimate concerns, these issues are extremely sensitive and complex and affect the way we conduct our business on a day-to-day basis. For example, the operation of our business in China and elsewhere in the world often depends on complicated relationships with suppliers and other third parties. These types of business conduct issues deserve the highest level of management attention and are therefore more appropriately handled by our management, not by broad and sweeping outside policies. We are confident that our management is addressing the problems that are the focus of this proposal in the best and most expeditious manner possible.

Our business in China primarily involves the sale of products and/or services and we have no manufacturing facilities in China. We are committed to operating in full compliance with applicable laws in every country where we conduct business, including China. It is part of our business practice to adhere to hundreds of local, state, federal and international laws and regulations on labor and environmental matters, none of which are superseded by the China principles. Our current form of agreement with our suppliers requires those suppliers to comply with all laws and regulations applicable to the manufacture and sale of products. We have also adopted internal policies and standards of business conduct to ensure compliance with the laws of the numerous countries in which we operate. In addition, we maintain strong policies designed to promote a healthy environment, prohibit harassment, and prohibit discrimination on the basis of race, age, gender, or national origin. All of these policies have proven effective and provide uniformity for our worldwide operations, including those in China. Additionally, these policies provide virtually the same level of protection to employees sought by the proposed principles.

Based on our analysis, compliance with the principles in the proposal would be difficult to measure, time-consuming and costly and would result in a diversion of resources and draw attention away from other equally important issues affecting the company. The principles proposed are vague and they impose requirements that are unclear and are so sweeping in nature as to make compliance difficult or impossible to assess. In some cases, the principles are beyond our ability to implement as they relate to functions of various Chinese governments, such as prohibiting police or military presence and promoting freedom from arbitrary arrest or detention, or they would require that we engage in or endorse actions which are illegal under local law, such as collective bargaining. We could also find ourselves being required to generate a set of very complex and detailed reports relating to third party relationships or activities. Finally, recent developments in trade relations with China are expected to have an influence on the conditions under which American companies conduct business in China. We cite two related developments in particular.

First, the United States government endorsed the admittance of China to the World Trade Organization this year. Second, Congress passed legislation that confers upon China permanent normal trade relations status and that has been signed into law. This legislation also provides for the establishment of a Congressional-Executive Commission to monitor the status of human rights in China.

For the reasons stated above, the Board of Directors unanimously recommends a vote "AGAINST" approval of the stockholder proposal regarding U.S. Business Principles for Human Rights of Workers in China.

Vote required

Approval of this stockholder proposal requires the affirmative vote of a majority of the total votes that are cast on this proposal. If you hold shares in your name, we will vote your shares "AGAINST" the stockholder proposal unless you specify that your shares be voted in a different manner. If you hold your shares in your own name and abstain from voting, your abstention will have no affect on the vote. Similarly, if you hold your shares through a broker, bank or other institution and you do not instruct them on how to vote on this proposal, they may not vote your shares, and your shares will have no effect on the vote.

Board recommendation

The Board of Directors unanimously recommends that you vote "AGAINST" Proposal 4.

NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for fiscal 2002. Ernst & Young LLP has served as Sun's independent auditors since 1982. The Board of Directors may appoint new independent auditors at any time during the fiscal year if the Board of Directors believes that to be in the best interests of Sun and our stockholders. A member of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

For fiscal year ending June 30, 2001, fees for services provided by Ernst & Young LLP were as follows (in millions):

Annual audit	$2.7
Financial information systems design and implementation	–
All other fees(1)	11.7

Total	$14.4

(1)
Represents primarily statutory audits, accounting consultations and tax services.

The Audit Committee considered and determined that the provision of non-audit services provided by Ernst & Young LLP is compatible with maintaining the firm's independence.

Stockholder proposals and nominations for the 2002 annual meeting

Proposals that you seek to have included in the proxy statement for our 2002 annual meeting must be received by the Secretary of Sun no later than June 4, 2002.

If you intend to present a proposal at our 2002 annual meeting, but you do not intend to have it included in our 2002 proxy statement, your proposal must be delivered to the Secretary of Sun no later than August 3, 2002 and no earlier than July 4, 2002. If the date of our 2002 annual meeting is more than 30 calendar days before or after the date of our 2001 annual meeting, your proposal must be delivered by the close of business on the tenth day following the day we publicly announce the date of the 2002 annual meeting.

Dated: October 2, 2001

APPENDIX A

    The following Audit Committee of the Board of Directors' Charter Statement shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission (SEC), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that Sun specifically incorporates it by reference into such filing.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER STATEMENT

Primary responsibility for the Company's financial reporting lies with senior management, overseen by the Board of Directors. The Audit Committee's function is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices. The Audit Committee:

  •
  maintains open lines of communication with the Company's Chief Financial Officer, the Head of Internal Audit, and the senior account representative of its external auditor,

  •
  is informed, vigilant and an effective overseer of the Company's internal controls and financial reporting process,

  •
  has its duties and responsibilities set forth in a written charter,

  •
  reports its activities to the full board on a regular basis, and

  •
  complies with SEC rules for Audit Committees.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Audit Committee is annually appointed by the Board of Directors and will consist of not less than three financially literate members who meet the requirements of independence as such term is defined for the purposes of service on an audit committee by NASDAQ. One member will be designated as Chairperson by the Board of Directors and at least one member must have financial management expertise.

MEETINGS

The Audit Committee will meet on a regular basis and special meetings will be called as circumstances require. The Company's Chief Financial Officer, Controller, and Internal Auditor and the External Auditor will normally be present at each meeting. During most meetings, the Committee will hold private sessions with the Internal Auditor and with the External Auditor. Also, on a regular basis the Company's General Counsel (and when appropriate, outside counsel retained to advise the Committee) will meet with the Committee to discuss legal matters which may impact the Company's financial position. Minutes of meetings will be taken including notations as to what private sessions occur.

REQUIRED PROCESSES

1.
INTERNAL AUDITOR

The Internal Auditor is ultimately responsible to the Board and the Audit Committee. The Audit Committee:

  a.
  Selects, evaluates and replaces the Internal Auditor as appropriate.

  b.
  Reviews annual audit plans and assesses the Internal Auditor's performance against the plan.

A–1

  c.
  Inquires as to the degree of coordination with the External Audit plan and the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

  d.
  Meets privately with the Internal Auditor at regular meetings and on an as needed basis.

2.
EXTERNAL AUDITORS

The External Auditor is ultimately responsible to the Board of Directors through the Audit Committee. The Audit Committee:

  a.
  Selects, evaluates and replaces the External Auditor as appropriate.

  b.
  Reviews annual audit plans and assesses the External Auditor's performance against plan.

  c.
  Ensures that the Committee annually receives from the External Auditor a formal written statement on its independence; discusses any relationships or issues that could hinder its independence and objectivity, and determines if additional steps need to be taken to ensure independence.

  d.
  Meets privately with the External Auditor at regular meetings and on an as needed basis.

  e.
  Discusses the quality of accounting and disclosure and the degree of conservatism in the estimates and principles applied.

3.
OTHER PUBLIC ACCOUNTANTS

The Audit Committee will inquire as to the extent to which independent public accountants other than the External Auditor are to be used and understand the rationale for using them. The Audit Committee will request that their work be coordinated and that an appropriate review of their work be performed by the External Auditor.

4.
GENERAL

The Audit Committee:

  a.
  Reviews the Company's process of assessing the risk of fraudulent financial reporting.

  b.
  Reviews the quarterly reporting process and annual financial statements and ensures that:

  –
  the outside auditor performs timely reviews

  –
  the review and financial results are discussed with at least the Audit Committee chairperson before the Form 10-Q is filed

  c.
  Requires management to advise the Audit Committee when it seeks a second opinion on a significant accounting issue.

  d.
  Discusses with the Internal Auditor and the External Auditor what steps are planned for a review of the Company's Information Technology procedures and controls, and inquires as to the specific security programs to protect against computer fraud or misuse from both within and outside the Company.

  e.
  Instructs the External Auditor and the Internal Auditor that the Committee expects to be advised if there are any areas known to them that require special attention of the Audit Committee.

  f.
  Maintains a calendar of agenda items which reflects the Audit Committee responsibilities and processes specified in this Audit Committee Charter.

  g.
  Reviews the Audit Committee Charter at least once every 3 years and has all proposed revisions approved by the Board of Directors.

A–2

  h.
  Self-assesses whether the Audit Committee has carried out the responsibilities defined in the Audit Committee Charter once a year.

  i.
  Self-assesses whether the Audit Committee complies with its membership requirements at least once every year.

  j.
  Discloses in the Company's proxy statement:

  –
  whether the Audit Committee has adopted an Audit Committee Charter

  –
  whether the Audit Committee satisfied its Audit Committee Charter responsibilities

  –
  the complete Audit Committee Charter, at least every 3 years, or when significant amendments occur

  k.
  Discloses in an annual report to stockholders confirmation that:

  –
  both Internal and External Auditors have discussed judgments used in developing financial reports;

  –
  the Audit Committee has discussed the judgments in private session; and

  –
  the Audit Committee, relying on Internal and External Auditors, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

5.
EXAMPLES OF DUTIES

In addition to the preceding required processes, the Audit Committee will make inquiries and take actions it deems appropriate to assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting controls. Following are examples:

  a.
  Obtain from management explanations of significant variances in the annual financial statements between years and determine whether the data are consistent with the Management's Discussion and Analysis (MD&A) section of the annual report.

  b.
  Request an explanation from management and the External Auditor of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, SEC or other regulatory bodies, that have an effect on the financial statements.

  c.
  Inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

  d.
  Inquire of management and the External Auditor if there were any significant financial reporting issues discussed during the accounting period and if so how they were resolved.

  e.
  Meet privately with the External Auditor to request its opinion on various matters including the quality of financial and accounting personnel and the internal audit staff.

  f.
  Ask the External Auditor what his/her greatest concerns are and if he/she believes anything else should be discussed with the Audit Committee that has not been raised or covered elsewhere.

  g.
  Review the letter of management representations given to the External Auditor and inquire whether any difficulties were encountered in obtaining the letter or any specific representations therein.

  h.
  Discuss with management and the External Auditor the substance of any significant issues raised by in-house and outside counsel concerning litigation, contingencies, claims or assessments. The Audit Committee should understand how such matters are reflected in the Company's financial statements.

A–3

  i.
  Review the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the Internal Revenue Service, and inquire as to the status of the related tax reserves.

  j.
  Review with management the MD&A section of the annual report and ask the extent to which the External Auditor reviewed the MD&A section. The Audit Committee will inquire of the External Auditor if the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

  k.
  Review Sun's Interest Rate Management Policy, Signature Authority Policy, Standards of Business Conduct and the Investment Policy annually and make such modifications and amendments to the policies as it deems appropriate.

A–4

464-PS-01

HOUSEHOLDING NOTICE

    In December 2000, the Securities and Exchange Commission enacted a new rule that allows multiple stockholders residing at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses if they consent to do so. This is known as "Householding". Please note that if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

  •
  You do not object to the Householding of your materials.

  •
  You have the same last name and exact address as another shareowner(s).

If all of these conditions are met, and Securities and Exchange Commission regulations allow, your household will receive a single copy of proxy and information statements, annual reports and prospectuses. The Householding election appears on the attached proxy card. If you do not wish to participate in the Householding of customer communications, please mark the appropriate box on your proxy card. Your implied consent to Household will remain in effect until you revoke it by following the instructions detailed on page 2 of the proxy statement. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SUN MICROSYSTEMS, INC.

2001 ANNUAL MEETING OF STOCKHOLDERS

    By signing below, you, as a stockholder of Sun Microsystems, Inc., hereby appoint Scott G. McNealy and Michael H. Morris or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at Sun's 2001 Annual Meeting of Stockholders to be held on Wednesday, November 7, 2001, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present. The meeting will begin at 10:00 a.m. (registration will begin at 9:00 a.m.) in the Auditorium at Sun's Santa Clara campus, located at 4030 George Sellon Circle, Santa Clara, California.

    THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR": (1) THE ELECTION OF DIRECTORS; (2) THE AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN; AND (3) THE APPROVAL OF THE SECTION 162(m) EXECUTIVE OFFICER PERFORMANCE-BASED BONUS PLAN; AND "AGAINST" (4) THE STOCKHOLDER PROPOSAL ENTITLED "US BUSINESS PRINCIPLES FOR HUMAN RIGHTS OF WORKERS IN CHINA"; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

SUN MICROSYSTEMS, INC.
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398

Vote by Telephone		Vote by Internet
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).		It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).	2.	Go to the Website http://www.eproxyvote.com/sunw
3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.	3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.

Your vote is important! Call 1-877-PRX-VOTE anytime!		Your vote is important! Go to http://www.eproxyvote.com/sunw anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

  •
  CONSIDER RECEIVING FUTURE SUN MICROSYSTEMS, INC. PROXY MATERIALS VIA THE INTERNET!

Consider receiving future Sun Microsystems, Inc. Annual Report and Proxy materials (as well as other Company communications) in electronic form rather than in printed form. While we have not fully implemented electronic distribution of shareholder communications, your advance consent will assist us in preparing materials for electronic distribution. While voting via the Internet, just click the box to give your consent and thereby save Sun Microsystems, Inc. the future costs of producing, distributing and mailing these materials.

Accessing Sun Microsystems, Inc. Annual Report and Proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies. If you do not consent to access Sun Microsystems, Inc. Annual Report and Proxy materials via the Internet, you will continue to receive them in the mail.

DETACH HERE

/X/	Please mark votes as in this example.
THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 & 3.
1.
ELECTION OF BOARD OF DIRECTORS:
Nominees: (01) Scott G. McNealy; (02) James L. Barksdale; (03) L. John Doerr; (04) Judith L. Estrin; (05) Robert J. Fisher; (06) Robert L. Long; (07) M. Kenneth Oshman; (08) Naomi O. Seligman
		FOR / / ALL	/ / WITHHOLD ALL	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /
	FOR ALL EXCEPT / /			MARK HERE TO DISALLOW HOUSEHOLDING / /
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number(s) in the space provided above.)
2.	AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN:
	Proposal to approve an amendment to Sun's 1990 Long-Term Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 50,275,000 shares of Common Stock to an aggregate of 1,167,475,000 shares.	FOR / /	AGAINST / /	ABSTAIN / /
3.	APPROVAL OF SECTION 162(m) EXECUTIVE OFFICER PERFORMANCE-BASED BONUS PLAN: Proposal to approve Sun's Section 162(m) Executive Officer Performance-Based Bonus Plan.	FOR / /	AGAINST / /	ABSTAIN / /
THE BOARD RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.
4.
STOCKHOLDER PROPOSAL ENTITLED "US BUSINESS PRINCIPLES FOR HUMAN RIGHTS OF WORKERS IN CHINA":
	Proposal requesting implementation of principles embodied in "US Business Principles for Human Rights of Workers in China".	FOR / /	AGAINST / /	ABSTAIN / /

After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.
Signature:	Date:	Signature:	Date:

SUN MICROSYSTEMS, INC.
SECTION 162(M) EXECUTIVE OFFICER
PERFORMANCE-BASED BONUS PLAN
(July 1, 2001 Amendment and Restatement)

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SECTION 3
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS		7
3.1	Selection of Participants	7
3.2	Determination of Performance Goals	7
3.3	Determination of Target Awards	7
3.4	Determination of Payout Formula or Formulae	7
3.5	Date for Determinations	7
3.6	Determination of Actual Awards	7
SECTION 4
PAYMENT OF AWARDS		8
4.1	Right to Receive Payment	8
4.2	Timing of Payment	8
4.3	Form of Payment	8
4.4	Payment in the Event of Death	8
SECTION 5
ADMINISTRATION		8
5.1	Committee is the Administrator	8
5.2	Committee Authority	8
5.3	Decisions Binding	9
5.4	Delegation by the Committee	9
SECTION 6
GENERAL PROVISIONS		9
6.1	Tax Withholding	9
6.2	No Effect on Employment or Service	9
6.3	Participation	9
6.4	Indemnification	9
6.5	Successors	10
6.6	Beneficiary Designations	10
6.7	Nontransferability of Awards	10
6.8	Deferrals	10
SECTION 7
AMENDMENT, TERMINATION AND DURATION		10
7.1	Amendment, Suspension or Termination	10
7.2	Duration of the Plan	10
SECTION 8
LEGAL CONSTRUCTION		10
8.1	Gender and Number	10
8.2	Severability	11
8.3	Requirements of Law	11
8.4	Governing Law	11
8.5	Captions	11

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SUN MICROSYSTEMS, INC.

SECTION 162(M) EXECUTIVE OFFICER

PERFORMANCE-BASED BONUS PLAN

SECTION 1
BACKGROUND, PURPOSE AND DURATION

1.1 Effective Date

    Sun Microsystems, Inc., having established the Plan effective as of August 9, 1995, hereby amends and restates the Plan, effective as of July 1, 2001, as follows. Effectiveness of the Plan is subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2001 Annual Meeting of Stockholders of the Company.

1.2 Purpose of the Plan

    The Plan is intended to increase shareholder value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

SECTION 2
DEFINITIONS

    The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 "1934 Act"

    means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 "Actual Award"

    means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee's authority under Section 3.6 to eliminate or reduce the award otherwise determined by the Payout Formula.

2.3 "Affiliate"

    means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.4 "Base Salary"

    means as to any Performance Period, the Participant's annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

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2.5 "Board"

    means the Board of Directors of the Company.

2.6 "Code"

    means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 "Committee"

    means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

2.8 "Company"

    means Sun Microsystems, Inc., a Delaware corporation, or any successor thereto.

2.9 "Determination Date"

    means the latest possible date that will not jeopardize a Target Award or Actual Award's qualification as performance-based compensation under section 162(m) of the Code.

2.10 "Disability"

    means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

2.11 "Earnings Per Share"

    means as to any Performance Period, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.12 "Employee"

    means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13 "Fair Market Value"

    means the closing per share selling price for Shares, as quoted on the Nasdaq National Market for the date in question.

2.14 "Fiscal Year"

    means the fiscal year of the Company.

2.15 "Individual Objectives"

    means as to a Participant for any Performance Period, the objective and measurable goals approved by the Committee (in its discretion).

2.16 "Maximum Award"

    means as to any Participant for any Performance Period, $7.5 million.

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2.17 "Net Income"

    means as to any Performance Period, the Company's or a business unit's income after taxes, determined in accordance with generally accepted accounting principles.

2.18 "Operating Cash Flow"

    means as to any Performance Period, the Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.19 "Operating Income"

    means as to any Performance Period, the Company's or a business unit's income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

2.20 "Participant"

    means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

2.21 "Payout Formula"

    means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

2.22 "Performance Period"

    means any Fiscal Year or such other period, as determined by the Committee in its sole discretion.

2.23 "Performance Goals"

    means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Earnings per Share, (b) Individual Objectives, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

2.24 "Plan"

    means the Sun Microsystems, Inc. Section 162(m) Executive Officer Performance-Based Bonus Plan, as set forth in this instrument and as hereafter amended from time to time.

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2.25 "Retirement"

    means, with respect to any Participant, a Termination of Service after attaining at least (a) age 65, (b) age 60 and 5 years of service with the Company or an Affiliate, or (c) age 55 and 10 years of service with the Company or an Affiliate.

2.26 "Return on Assets"

    means as to any Performance Period, the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

2.27 "Return on Equity"

    means as to any Performance Period, the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

2.28 "Return on Sales"

    means as to any Performance Period, the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by the Company's or the business unit's, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

2.29 "Revenue"

    means as to any Performance Period, the Company's or business unit's net sales, determined in accordance with generally accepted accounting principles.

2.30 "Shares"

    means shares of the Company's common stock.

2.31 "Target Award"

    means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

2.32 "Termination of Service"

    means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

2.33 "Total Shareholder Return"

    means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

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SECTION 3
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1 Selection of Participants

    The Committee, in its sole discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

3.2 Determination of Performance Goals

    The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

3.3 Determination of Target Awards

    The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

3.4 Determination of Payout Formula or Formulae

    On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant's Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, in no event shall a Participant's Actual Award for any Performance Period exceed his or her Maximum Award.

3.5 Date for Determinations

    The Committee shall make all determinations under Section 3.1 through 3.4 on or before the Determination Date.

3.6 Determination of Actual Awards

    After the end of each Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Service prior to the end of the Performance Period.

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SECTION 4
PAYMENT OF AWARDS

4.1 Right to Receive Payment

    Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right to payment of an Actual Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

4.2 Timing of Payment

    Payment of each Actual Award shall be made as soon as practicable after the end of the Performance Period during which the Award was earned.

4.3 Form of Payment

    Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in restricted stock granted under the Company's 1990 Long-Term Equity Incentive Plan. The number of Shares of restricted stock granted shall be determined by dividing the cash amount foregone by the Fair Market Value of a Share on the date that the cash payment otherwise would have been made. Any such restricted stock shall be subject to the vesting schedule (not to exceed two calendar years) as may be determined by the Committee, provided that accelerated vesting automatically shall occur upon death, Retirement or involuntary Termination of Service without cause.

4.4 Payment in the Event of Death

    If a Participant dies prior to the payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

SECTION 5
ADMINISTRATION

5.1 Committee is the Administrator

    The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

5.2 Committee Authority

    It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

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5.3 Decisions Binding

    All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

5.4 Delegation by the Committee

    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

SECTION 6
GENERAL PROVISIONS

6.1 Tax Withholding

    The Company shall withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant's FICA and SDI obligations).

6.2 No Effect on Employment or Service

    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

6.3 Participation

    No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

6.4 Indemnification

    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

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6.5 Successors

    All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

6.6 Beneficiary Designations

    If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

6.7 Nontransferability of Awards

    No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6 All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

6.8 Deferrals

    The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 7
AMENDMENT, TERMINATION AND DURATION

7.1 Amendment, Suspension or Termination

    The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

7.2 Duration of the Plan

    The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

SECTION 8
LEGAL CONSTRUCTION

8.1 Gender and Number

    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10

8.2 Severability

    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3 Requirements of Law

    The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4 Governing Law

    The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

8.5 Captions

    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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EXECUTION

    IN WITNESS WHEREOF, Sun Microsystems, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

SUN MICROSYSTEMS, INC.
Dated:	, 2001	By:
Name: Title:

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SUN MICROSYSTEMS, INC. NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT Information concerning solicitation and voting
General information about the meeting
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
REPORT OF THE LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
PROPOSAL 2 AMENDMENT TO 1990 LONG-TERM EQUITY INCENTIVE PLAN
Summary of Certain Income Tax Information
Participation in the 1990 Incentive Plan
AMENDED PLAN BENEFITS 1990 LONG-TERM EQUITY INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF SECTION 162(m) EXECUTIVE OFFICER PERFORMANCE-BASED BONUS PLAN
PROPOSAL 4 STOCKHOLDER PROPOSAL
NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS
  APPENDIX A
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER STATEMENT
COMMITTEE STRUCTURE AND MEMBERSHIP
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TABLE OF CONTENTS
SUN MICROSYSTEMS, INC. SECTION 162(M) EXECUTIVE OFFICER PERFORMANCE-BASED BONUS PLAN
EXECUTION